UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously reported in the Definitive Proxy Statement on Schedule 14A filed by Bruker Corporation (the “Company”) with the Securities and Exchange Commission on April 22, 2016, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved in March  2016, on a contingent basis, 2016 cash incentive plans for the Company’s  executive officers, including the Company’s “named executive officers” as defined in Item 402 of Regulation S-K under the Securities Act of 1933, as amended, under the Company’s 2016 Short-Term Incentive Compensation Program (the “2016 Short-Term ICP”), pursuant to which the Company’s executive officers and management personnel may be awarded cash incentive bonuses based on Company and individual performance in 2016. The 2016 Short-Term ICP and the individual 2016 cash incentive award target levels and performance goals approved by the Compensation Committee were contingent on stockholder approval of the Bruker Corporation 2016 Incentive Compensation Plan (the “2016 Plan”) at the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). As reported under Item 5.07 of a separate Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 20, 2016, the Company’s stockholders approved the 2016 Plan at the 2016 Annual Meeting. Upon such approval, the 2016 Short-Term ICP and the individual incentive plans thereunder became effective.

The 2016 short-term incentive award target levels, as well as 2016 base salaries, approved for the Company’s executive officers, are as set forth below:

Executive Officer	Title	2016 Base Salary		2016 Short- Term Incentive Award Target		2016 Short- Term Incentive Award Target as % of Base Salary
Frank H. Laukien, Ph.D.	President and Chief Executive Officer	$680,000		$952,000		140%
Anthony L. Mattacchione	Chief Financial Officer and Senior Vice President	$418,000		$271,700		65%
Mark R. Munch, Ph.D.	Executive Vice President and President, Bruker Nano Group and Bruker Nano, Inc.	$504,700		$302,800		60%
Juergen Srega	President, Bruker CALID Group	$355,137	(1)	$195,370	(1)	55%
Rene Lenggenhager, Ph.D.	President, Bruker BioSpin Group	$379,768	(2)	$133,432	(2)	35%
Michael Knell	Vice President of Finance and Chief Accounting Officer	$233,200		$93,300		40%

(1)                     Represents U.S. Dollar value of Mr. Srega’s 2016 base salary of €317,200 and incentive award target of €174,500, respectively, based on a conversion rate of €1:$1.1196 as of March 23, 2016 as reported on www.oanda.com.

(2)                     Represents U.S. Dollar value of Dr. Lenggenhager’s 2016 base salary of 370,000 Swiss Francs (CHF) and incentive award target of 130,000 CHF, respectively, based on a conversion rate of CHF 1:$1.0264 as of March 23, 2016 as reported on www.oanda.com.

The 2016 Short-Term ICP provides that quantitative financial factors will provide 70% of total cash incentive award potential for each of the named executive officers, with the remaining 30% allocated to individual qualitative factors established by the Compensation Committee.

The quantitative portion of cash incentive awards to each of Dr. Laukien, Mr. Mattacchione and Mr. Knell will be determined based on achievement of specified 2016 performance goals allocated to the following corporate financial objectives: currency-adjusted revenue growth, non-GAAP operating profit improvement, non-GAAP earnings per share growth and reduction in the Company’s working capital ratio.

The quantitative portion of the cash incentive award to Dr. Munch will be determined based on achievement of specified 2016 financial performance goals for the Bruker Nano Group, as well as corporate financial performance relative to the Company’s adjusted operating profit objective. Performance goals for the Bruker Nano Group, which represent approximately 85% of Dr. Munch’s target bonus opportunity based on quantitative goals, are allocated to the following Bruker Nano Group objectives: currency-adjusted revenue growth, non-GAAP gross profit improvement, non-GAAP operating profit improvement and working capital ratio improvement. Approximately 15% of Dr. Munch’s target bonus opportunity allocated to quantitative goals will be determined based on non-GAAP operating profit improvement at the corporate level. The potential award payout based on achievement of financial performance goals is subject to a minimum payout level, or floor, of 50% of the target bonus opportunity linked to Bruker Nano Group quantitative financial goals, which is equivalent to a floor of approximately 30% of Dr. Munch’s total 2016 short-term incentive award target level.

The quantitative portion of the cash incentive award to Mr. Srega under the Plan will be determined based on achievement of specified 2016 financial performance goals for the Bruker CALID Group, as well as corporate financial performance relative to the Company’s adjusted operating profit objective.  Performance goals for the Bruker CALID Group, which represent approximately 85% of Mr. Srega’s target bonus opportunity based on quantitative goals, are allocated to the following Bruker CALID Group objectives: currency-adjusted revenue growth, non-GAAP gross profit improvement, non-GAAP operating profit improvement and working capital ratio improvement. Approximately 15% of Mr. Srega’s target bonus opportunity allocated to quantitative goals will be determined based on non-GAAP operating profit improvement at the corporate level.

The quantitative portion of the cash incentive award to Dr. Lenggenhager will be determined based on achievement of specified 2016 financial performance goals for the Bruker BioSpin Group, as well as corporate financial performance relative to the Company’s adjusted operating profit objective. Performance goals for the Bruker BioSpin Group, which represent approximately 85% of Dr. Lenggenhager’s target bonus opportunity based on quantitative goals, are allocated to the following Bruker BioSpin Group objectives: currency-adjusted revenue growth, non-GAAP gross profit improvement, non-GAAP operating profit improvement and working capital ratio improvement. Approximately 15% of Dr. Lenggenhager’s target bonus opportunity allocated to quantitative goals will be determined based on non-GAAP operating profit improvement at the corporate level.

Except as otherwise noted above, portions of the incentive awards linked to the achievement of such quantitative performance goals will be calculated based on percentage achievement of each quantitative target goal, with no threshold or maximum.

The qualitative portion of the cash incentive payments to be awarded under the 2016 Short-Term ICP will be determined based on non-financial measures of the respective executive officer’s contributions to the achievement of certain management objectives. Under the 2016 Short-Term ICP, payments for qualitative goals will be made in a range of 0% to 125%, subject to satisfaction of certain minimum performance expectations.

While individual quantitative goals are not subject to a maximum payout, the total short-term incentive award payment is subject to a maximum payout of 200% of the respective executive officer’s incentive award target.

A copy of the 2016 Short-Term Incentive Compensation Program approved by the Compensation Committee is attached hereto as Exhibit 10.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                                  Exhibits

Number

10.1	2016 Short-Term Incentive Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: May 20, 2016	By:	/s/FRANK H. LAUKIEN
Frank H. Laukien, Ph.D.
President and Chief Executive Officer